UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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ITC Holdings Corp.
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ITC Holdings Corp. Fixed Income Investor Meetings June 13 & 14, 2016

This presentation is for your information only and is not intended to be distributed to or reviewed by anyone other than you. This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities. If ITC Holdings Corp. (“ITC”) were to conduct an offering of securities in the future, it will be made under ITC’s registration statement (including base prospectus) filed with the Securities and Exchange Commission (“SEC”) and only by means of a prospectus supplement and the base prospectus included in the registration statement. Before investing in any of ITC’s securities, investors should read the prospectus in that registration statement and the prospectus supplement for that offering and the other documents ITC files with the SEC for more complete information about ITC and any potential offering. A copy of any base prospectus, preliminary prospectus supplement and final prospectus supplement, as well as any final term sheet relating to such transaction, may be obtained from the SEC website at www.sec.gov or by contacting ITC at (248) 946-3000. In making any future investment decision, you must rely on your own examination of ITC, including the merits and risks involved. This presentation should not be construed as financial, legal, tax, accounting, investment or other advice or a recommendation with respect to any investment. You should consult your own advisors as needed to make an investment decision and determine whether it is legally permitted to make an investment under applicable legal investment, securities or similar laws or regulations. ITC has not authorized anyone to provide you with any other information and ITC takes no responsibility for other information others may give you. This presentation contains summaries believed to be accurate with respect to certain reports and documents, but reference is made to the actual reports and documents for complete information. All such summaries are qualified in their entirety by such reference. Under no circumstances is this presentation or the information contained herein to be construed as a prospectus, offering memorandum or advertisement, and neither any part of this written or oral presentation nor any information or statement contained herein or therein shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. The distribution of this presentation in certain jurisdictions may be restricted by law. ITC requires persons into whose possession this presentation comes to inform themselves about and to observe any such restrictions. Note: a securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. This presentation contains non-GAAP financial measures that management believes are important financial measures for ITC, but are not financial measures as defined by GAAP. These non-GAAP financial measures should be reviewed in conjunction with the relevant GAAP financial measures and are not presented as alternative measures of operating revenue, net cash provided by operating activities and total funded debt as determined in accordance with GAAP. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are presented in the Appendixes to this presentation. Safe Harbor Language & Legal Disclosure 2

This presentation contains certain statements that describe ITC management’s beliefs concerning the proposed transaction involving ITC and Fortis, Inc. (“Fortis”) and ITC’s future business conditions, plans and prospects, growth opportunities and the outlook for ITC’s business and the electric transmission industry based upon information currently available. Such statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Wherever possible, ITC has identified these forward-looking statements by words such as “will”, “may”, “anticipates”, “believes”, “intends”, “estimates”, “expects”, “projects” and similar phrases. These forward-looking statements are based upon assumptions ITC management believes are reasonable. Such forward-looking statements are subject to risks and uncertainties which could cause ITC’s actual results, performance and achievements to differ materially from those expressed in, or implied by, these statements, including, among other things, (a) the risks and uncertainties disclosed in ITC’s annual report on Form 10-K and ITC’s quarterly reports on Form 10-Q filed with the SEC from time to time and (b) the following transactional factors (in addition to others described elsewhere in this document and in subsequent filings with the SEC): (i) risks inherent in the contemplated transaction, including: (A) failure to obtain approval by ITC’s shareholders; (B) failure to obtain regulatory approvals necessary to consummate the transaction or to obtain regulatory approvals on favorable terms; (C) the ability to obtain the required financings; (D) delays in consummating the transaction or the failure to consummate the transaction; and (E) exceeding the expected costs of the transactions; (ii) legislative and regulatory actions, and (iii) conditions of the capital markets during the periods covered by the forward-looking statements. Because ITC’s forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond ITC’s control or are subject to change, actual results could be materially different and any or all of ITC’s forward-looking statements may turn out to be wrong. They speak only as of the date made and can be affected by assumptions ITC might make or by known or unknown risks and uncertainties. Many factors mentioned in this document and in ITC’s annual and quarterly reports will be important in determining future results. Consequently, ITC cannot assure you that ITC’s expectations or forecasts expressed in such forward-looking statements will be achieved. Actual future results may vary materially. Except as required by law, ITC undertakes no obligation to publicly update any of ITC’s forward-looking or other statements, whether as a result of new information, future events, or otherwise. The transaction is subject to certain conditions precedent, including regulatory approvals and approval of ITC’s shareholders. ITC cannot provide any assurance that the proposed transaction related thereto will be completed, nor can it give assurances as to the terms on which such transactions will be consummated. Safe Harbor Language & Legal Disclosure 3

ADDITIONAL INFORMATION AND WHERE TO FIND IT This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed acquisition of ITC by Fortis. In connection with this proposed merger, Fortis has filed with the SEC a registration statement on Form F-4 that includes a prospectus of Fortis and a proxy statement of ITC, which ITC filed with the SEC on May 16, 2016. The registration statement on Form F-4 was declared effective by the SEC on May 16, 2016. ITC mailed the definitive proxy statement/prospectus to its shareholders on or about May 17, 2016. This communication is not a substitute for the proxy statement/prospectus or any other document ITC filed or to be filed with the SEC in connection with the proposed merger. INVESTORS AND SECURITY HOLDERS OF ITC ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ITC, FORTIS, THE PROPOSED MERGER AND RELATED MATTERS. The proxy statement/prospectus and other documents relating to the proposed merger (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. The documents, when available, can also be obtained free of charge from ITC upon written request to ITC, Investor Relations, 27175 Energy Way, Novi, MI 48377 or by calling 248-946-3000. PARTICIPANTS IN SOLICITATION ITC and certain of its directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from shareholders of ITC in connection with the proposed merger under the rules of the SEC. Information regarding the persons who may, under the rules of the SEC, be deemed participants in such solicitation in connection with the proposed merger will be set forth in the proxy statement/prospectus. Information about the directors and executive officers of ITC may be found (when available) in its 2015 Annual Report on Form 10-K, its proxy statement on Schedule 14A relating to its 2016 Annual Meeting of Shareholders, its proxy statement/prospectus on Schedule 14A relating to its 2016 Special Meeting of Shareholders and its Current Report on Form 8-K, dated May 19, 2016, in each case as filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement/prospectus and other relevant materials filed or to be filed with the SEC. Safe Harbor Language & Legal Disclosure 4

Attendees for today’s meeting: ITC Holdings Corp. Rejji Hayes: Executive Vice President & Chief Financial Officer Gretchen Holloway: Vice President & Treasurer Nisha Chopra: Director, M&A and Assistant Treasurer Rachelle Richards: Principal Analyst, Investor Relations Fortis Inc. Jim Spinney: VP, Treasurer Agenda ITC Overview & Credit Highlights Fortis Overview Q&A Introduction & Agenda 5

ITC Overview & Credit Highlights

Overview of ITC

- ✓ ITC's business model creates a unique, structurally advantaged infrastructure portfolio
- ✓ Rate construct supports efficient capitalization of needed investment and timely return of capital
  - Forward looking rates
  - Supportive rate structure
- ✓ Actively developing electrical infrastructure required for increasing system demands through:
  - Investing in Existing Systems
  - Regional Projects
  - Development / M&A


ITC Transmission
METC
ITC Midwest
SPP
MISO
ITC Great Plains Transmission Systems:
KETA Project
Kansas V-Plan
Hugo to Valliant
Elm Creek to Summit
ITC MVP Projects
ITC Utility Status

Assets	~$7.9 billion
Annual Capital Investments:	~$700-$800 million
Line Miles	~15,700
Stations / Substations:	~560
States:	Seven

ITC

Note: ITC is authorized to do business in 8 states (i.e. ITC Midwest maintains utility status in Wisconsin)
Statistics reflect March 31, 2016

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Key Credit Strengths Stable Regulatory Construct Operational Excellence Supportive FERC regulated rate construct Formula rates drive transparent and predictable financial performance Efficient, predictable rate setting process Financial Strength Strong Liquidity Profile 8 Singular focus on transmission Improved system performance Operational efficiencies Effective project management Strong balance sheet and cash flows Solid investment grade credit ratings Credit quality and balance sheet strength key component of strategic plan $1 billion in credit facilities across the ITC family Balanced and manageable long-term debt maturity profile

9 Best In Class Operations Reliability performance Sole focus yields operational efficiencies with projects on time & Rank in the FOR safety Performance(1) Top 10% STATE-OF-THE-ART Cost-efficient SAFE reliable Under Budget Application of Advanced Technology Source: Edison Electric Institute 2014 Safety Survey Source: 2015 SGS Transmission Reliability Benchmarking Study ITC’s transmission systems have routinely performed among the top 25% of utilities(2)

Consistent and Supportive Regulatory Policy 10 Annual Transmission Investment sourced from The Brattle Group, Trends and Benefits of Transmission Investments: Identifying and Analyzing Value, January 2014. Order 888 mandated open access transmission tariffs 1996 – Order 2000 provided for voluntary RTO formation and regional wholesale energy markets 1999 – FERC adoption of independence incentives 2003 – Order 679 established incentives for transmission investment 2006 – Order 890 expanded regional planning mandate and subsumed Order 888 that established regional planning and open transmission access 2007 – Order 1000 provided guidelines for regional planning and cost allocation, will facilitate inter-regional project development, and introduce competition 2011 – Policy Statement on Promoting Transmission Investment Through Pricing Reform 2012 – Opinion 531 Modified methodology for calculating transmission returns to support continued investment 2014 – Energy Policy Act directed FERC to provide financial incentives for transmission 2005 – Annual Transmission Investment ($ Billions)

Differentiated Rate Construct

	ITC Regulated Operating Companies	Typical State Regulated Electric Utility
Rates and Rate Setting	▪ Formula Rate ▪ FERC approved forward looking rate-setting mechanism with true-up ▪ Annual adjustment to rates based on projected revenue requirement ▪ Transmission charges comprise small proportion, ~9%, of customers' bills[1]	▪ Fixed rates between multi-year rate cases ▪ Rate increases require formal rate cases in which prudence must be defended ▪ Rate making process is often historical looking, adversarial, protracted and may delay recovery of costs
Regulation	▪ FERC jurisdiction for rate regulation	▪ State / federal regulation ▪ Potentially multiple state jurisdictions
Rate Construct	▪ Supportive return on equity and capital structures to facilitate transmission investment	▪ Ongoing rate cases to reset ROEs and capital structures that may or may not support capital investment objectives
Outcome	▪ Pure play transmission business ▪ Improved reliability, reduced congestion, and facilitated access to all generation ▪ Achieved ROE generally equal to approved ROE at the operating companies	▪ Maintain vertically integrated model ▪ Investments in transmission considered in the broader context of other opportunities ▪ Achieved ROE often underperforms due to regulatory lag and disallowances

(1) EIA Annual Energy Outlook 2015.

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Historical Capital Investments Innovative Model To Address Decades of Underinvestment Execution To Drive Strategic, Operational & Financial Performance + + Advocacy To Develop 21st Century Transmission Grid 12 Capital Investments $’s in millions ~$5.8 billion in capital investments(1) (1) Total capital investments since inception through December 31, 2015 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

Stable Historical Financial Results Predictable financial results driven by capital investments and FERC rate construct ($ in millions) 2012 2013 2014 2015 03/31/16 Revenues $831 $ 941 $ 1,023 $ 1,045 $1,052 Operating Income 431 496 593 561 559 CFO(1) $ 328 $ 449 $ 502 $ 556 $ 577 Fiscal Year-Ended December 31, Last Twelve Months, as of: ITC has realized consistent growth in revenues, operating income, and cash flow from operations 13 (1) Net cash provided by operating activities

Robust Investment Landscape 14 Historical Underinvestment Aged infrastructure remains prevalent Reliability NERC requirements, FERC enforcement activities and storm hardening RPS Mandates & Intermittent Resource Integration Individual state needs Changing Generation Fleet EPA and coal plant implications, nuclear closures and plant outages In Infancy of Multi-Decade Investment Cycle – Projected System Needs Require $120 - $160 billion of Investment per Decade Through 2030(1) Power Market Dynamics Price differential between power regions (1) The Brattle Group, Investment Trends and Fundamentals in US Transmission and Electricity Infrastructure, July 2015.

2016 - 2020 Capital Investment Outlook 15 2016-2020 capital forecast drives increased rate base and predictable financial results Forecast reflects ITC’s four regulated operating subsidiaries ($ in millions) 2016 2017 2018 2019 2020 Capital Investments $ 727 $ 717 $ 617 $ 496 $ 462 Average Rate Base & CWIP(1) 5,703 6,205 6,555 6,800 6,974 (1) Construction work in progress

ITC Simplified Corporate Structure 16 ITCTransmission (A1/A)(3) First Mortgage Bonds $ 585.0 Revolver ($100MM capacity) 61.1 Total $ 646.1 Capitalization(2): 40% Debt / 60% Equity METC(1) (A1/A)(3) Senior Secured Notes $ 275.0 Revolver ($100MM capacity) 12.4 Term Loan 200.0 Total $ 487.4 Capitalization(2): 40% Debt / 60% Equity ITC Midwest (A1/A)(3) First Mortgage Bonds $ 750.0 Revolver ($250MM capacity) 90.8 Total $ 840.8 Capitalization(2): 40% Debt / 60% Equity ITC Great Plains(1) (A1/A)(3) First Mortgage Bonds $ 150.0 Revolver ($150MM capacity) 61.5 Total $ 211.5 Capitalization(2): 40% Debt / 60% Equity ITC Holdings Corp. (Baa2/BBB+)(3) Senior Unsecured Notes $ 1,924.7 Revolver ($400MM capacity) 7.0 Term Loan 161.0 Commercial Paper 307.0 Total $ 2,399.7 ($ in millions) As of March 31, 2016 note: ratings are senior unsecured for itc holdings corp. and senior secured for remaining operating companies. credit ratings are the opinion of the agency giving them and therefore may not be representative of actual credit quality. ratings are subject to change and are not a recommendation to buy or sell a security. the balances above do not include debt discount amounts. (1) organizational chart excludes intermediate holding companies for metc and itc great plains. (2) ferc approved capital structure (3) moody’s investors services, Inc. (“moody’s”) and standard & poor’s ratings services (“s&p”) respectively.

17 Liquidity & Debt Maturity Profile Strong liquidity position Balanced and manageable debt maturity schedule * Includes term loans and excludes revolvers and commercial paper As of March 31, 2016 $0 $100 $200 $300 $400 $500 $600 $700 $800 2016 2017 2018 2020 2023 2024 2027 2036 2038 2040 2042 2043 2044 2055 Millions ITC Debt Maturity Schedule* ITCHC ITCOP ITCMW METC ITCGP As of March 31, 2016 ($ in millions) Total Revolver Capacity Revolver Outstanding Balance Undrawn Revolver Capacity ITC Holdings 400.0 7.0 393.0 ITC Transmission 100.0 61.1 38.9 METC 100.0 12.4 87.6 ITC Midwest 250.0 90.8 159.2 ITC Great Plains 150.0 61.5 88.5 Total 1,000.0 232.8 767.2 Cash on Hand 8.2 Total Liquidity 775.4

Proven Commitment to Strong Credit Quality 18 ITC OpCos exclude ITC Great Plains. ITC OpCos (Sr. Secured) A1 ITC Holdings (Sr. Unsecured) BBB+ ITC OpCos (Sr. Secured) A ITC Holdings (Sr. Unsecured) Baa2 HoldCo Unsecured (S&P) Rating International Transmission Co. (S&P) Rating S&P Utilities Avg. HoldCo Unsecured (Moody's) Rating International Transmission Co. (Moody's) Rating INDUSTRY 2003 2 BBB- 4 BBB+ 4 BBB+ 2 Baa3 4 Baa1 0 11 Aaa AAA 11 2004 2 BBB- 4 BBB+ 4 BBB+ 2 Baa3 4 Baa1 0 10 Aa1 AA+ 10 2005 2 BBB- 4 BBB+ 3 BBB 2 Baa3 4 Baa1 0 9 Aa2 AA 9 2006 2 BBB- 4 BBB+ 3 BBB 2 Baa3 5 A3 0 8 Aa3 AA- 8 2007 2 BBB- 4 BBB+ 3 BBB 2 Baa3 5 A3 0 7 A1 A+ 7 2008 2 BBB- 5 A- 3 BBB 2 Baa3 5 A3 0 6 A2 A 6 2009 2 BBB- 5 A- 3 BBB 2 Baa3 6 A2 0 5 A3 A- 5 2010 2 BBB- 5 A- 3 BBB 3 Baa2 7 A1 0 4 Baa1 BBB+ 4 2011 3 BBB 6 A 3 BBB 3 Baa2 7 A1 0 3 Baa2 BBB 3 2012 3 BBB 6 A 3 BBB 3 Baa2 7 A1 0 2 Baa3 BBB- 2 2013 3 BBB 6 A 4 BBB+ 3 Baa2 7 A1 0 1 Ba1 BB+ 1 AA- Aa3 0 11 AAA A+ A1 0 10 AA+ 0 9 AA A A2 0 8 AA- 0 7 A+ A- A3 0 6 A 0 5 A- BBB+ Baa1 0 4 BBB+ 0 3 BBB BBB . Baa2 0 2 BBB- 0 1 BB+ BBB- Baa3 BB+ Ba1 -2 Aa3 A1 A2 A3 Baa1 Baa2 Baa3 Ba1 ITC Holdings (S&P) ITC Holdings (Moody’s) ITC OpCos (S&P) ITC OpCos (Moody’s)

Fortis Overview

Fortis’ Acquisition of ITC 20 Based on Fortis closing price of $41.38 and US$/C$ exchange rate of 1.39; as of market close on Feb 8, 2016, the day before the acquisition was announced Excluding transaction costs Consideration Offer price of US$44.90(1) per ITC common share: ITC shareholders will receive a combination of US$22.57 in cash and 0.7520 of a Fortis common share Equity purchase price of US$6.9 billion (C$9.7 billion)(2) Enterprise value of US$11.3 billion (C$15.8 billion)(2), including ITC debt Fortis will list its common shares on the NYSE prior to closing On closing, ~27% of Fortis common shares will be held by ITC shareholders Headquarters ITC maintains its headquarters and operations control room located in Novi, MI No change to Fortis headquarters or its subsidiaries Governance Fortis is committed to retaining ITC’s management team No change to Fortis management team Approvals and Timing Expected to close by late 2016 pending receipt of required approvals Regulatory approvals including FERC, DOJ, CFIUS, FCC, IL, KS, MO, OK and WI

Strategic Rationale for Acquisition of ITC 21 A Premier Fully-Regulated Electric Transmission Utility Acquisition of the largest independent fully-regulated electric transmission utility in the U.S. with rates regulated by FERC Establishes scale and an additional platform for growth in the North American electric transmission sector Accretive transaction for Fortis with ITC’s strong, predictable cash flows Increases Diversification Significantly enhances regulatory diversity and lowers overall rate regulatory risk Increases regional economic diversity – large Midwest eight-state business footprint Entry into a new business segment complementing electric and gas distribution with no commodity or fuel exposure Supportive FERC Regulation FERC is a policy driven regulator committed to providing incentives for upgrading and expanding the electric transmission system FERC has been one of the most consistently supportive utility regulators in North America, providing reasonable returns and equity ratios Forward-looking rate-setting mechanism with true-up provides timely recovery and reduces regulatory lag FERC construct additive to Fortis regulatory profile Long-Term Rate Base Growth Prospects Significant opportunity for investment across aging transmission assets Reliability enhancements required: federal regulatory-driven critical infrastructure protection, storm hardening and infrastructure replacements Significant changes are occurring in the U.S. generation fleet, which will require substantial transmission investment in the form of renewables, interconnections and general infrastructure build-out Proven Management Team Proven track record: superior total return and cash flow generation Execution-oriented with a focus on safety, reliability and managing projects on time and on budget Cultural similarities: track record of operational excellence and focus on regulated business Accelerating Growth through Acquisitions

Fortis Today – Quick Facts

Based in St. John's, NL

9 utility operations	in Canada, U.S., and Caribbean
278.6 million weighted shares outstanding (Fiscal 2015)	**C$11.6** billion market cap (as of May 27, 2016)
C$6.7 billion Revenue (Fiscal 2015)	**C$16.4** billion (1) 2015 mid year rate base
C$28.0 billion total assets (March 31, 2016)	**North American** transmission & distribution company
2.0 million electric utility customers	**1.2** million gas utility customers

Ticker Symbol FTS (TSX)

Fortis' Operations



BC
AB
ON
NL
PEI
NY
AZ
Turks and Caicos Islands
Belize
Grand Cayman
Regulated Gas
Regulated Electric
Non-regulated energy infrastructure

(1) Includes 100% of the Waneta Expansion Project of which Fortis has a 51% controlling ownership interest.

22

Fortis Tomorrow - Organization Structure (Regulated Utilities Simplified)



Fortis Inc.
Issuer Ratings: NR / A- / A(L)
Issuance Ratings: NR / BBB+ / A(L)
GIC
100%
80.1%
19.9%
Western Canadian Gas and Electric Utilities
US Gas and Electric Utilities
Caribbean Electric
Eastern Canadian Electric Utilities
ITC Holdings Corp.(2)
Issuer Ratings: NA / A-
Issuance Ratings: Baa2 / BBB+
FortisBC Energy A3 / NR / A FortisBC Electric Baa1 / NR / A(L)
FortisAlberta NR / A- / A(L)
UNS Energy (Tucson Electric) A3 / BBB+ / NR
Central Hudson(1) A2 / A / A-
Caribbean Utilities(3) NR / A- / A(L)
FortisTCI NR / BBB / NR
Newfoundland Power A2 / NR / A
Maritime Electric NR / A / NR
FortisOntario
ITC *Transmission* A1 / A
METC A1 / A
ITC Midwest A1 / A
ITC Great Plains A1 / A

Note: Unless otherwise denoted, ratings listed are issuance ratings and listed as Moody's/S&P/DBRS

(1) Central Hudson ratings listed as Moody's/S&P/Fitch

(2) Simplified structure does not include intermediate HoldCo between Fortis and GIC on the one hand, and ITC Holdings Corp. on the other hand

(3) 60% ownership in Caribbean Utilities

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Proven Acquisition Track Record Fortis has substantial experience in integrating newly acquired enterprises while maintaining balance sheet strength US$4.5 billion in EV Announced Dec 2013, closed Aug 2014 Following the acquisition, Fortis is expected to be among the top 15 North American public utilities by enterprise value(3) US$3.7 billion in EV Announced Feb 2007, closed May 2007 US$1.5 billion in EV Announced Feb 2012, closed Jun 2013 US$1.5 billion in EV Announced Sep 2003, closed May 2004 Top 25 North American Utilities by Enterprise Value (3) Pro forma Fortis Standalone Fortis Now known as FortisBC Energy Now known as FortisBC Electric and FortisAlberta Includes integrated electric utilities and gas distribution utilities. Enterprise values based on market close as of February 8, 2016 and US$/C$ exchange rate of 1.39 24 (1) (2) $134 $115 $100 $97 $71 $62 $60 $54 $50 $48 $48 $46 $42 $40 $38 $36 $35 $28 $26 $26 $22 $22 $21 $19 $18 0 20 40 60 80 100 120 140 160 1 2 3 4 5 6 7 8 9 10 11 12 PF FTS 14 15 16 17 18 19 FTS 21 22 23 24 25 ( C$billions ) Rank

Acquisition Delivers Increased U.S. Presence and FERC Regulated Returns Singular opportunity for Fortis to significantly diversify its business in terms of regulatory jurisdictions, business risk profile and regional economic mix Based on the twelve months ended December 31, 2015, pro forma the acquisition, ITC’s FERC-regulated operating subsidiaries will represent 38% of Fortis’ consolidated regulated operating earnings(1) Pro Forma Regulated Operating Earnings(1) For the twelve months ended December 31, 2015 U.S. 61% Pro Forma Regulated Assets(2) As of December 31, 2015 U.S. 65% Excluding one-time acquisition-related expenses, Fortis’ “Non-Regulated Energy Infrastructure”, “Non-Utility” and “Corporate and Other” segments, ITC’s “ITC Holdings and other” segment and intercompany eliminations Excludes Fortis’ “Non-Regulated Energy Infrastructure”, “Non-Utility” and “Corporate and Other” segments, ITC’s “ITC Holdings and other” segment and intercompany eliminations 25 Caribbean 3% U.S. (AZ, NY) 23% ITC (FERC Regulated) 38% Canada 36% Caribbean 3% U.S. (AZ, NY) 27% ITC (FERC Regulated) 38% Canada 32%

ITC Acquisition Financing Plan Acquisition financing plan structured to allow Fortis to maintain solid investment-grade credit ratings and a consistent capital structure 26 (1) Assumed debt as of September 30, 2015 Equity requirements of the transaction intended to be largely satisfied through the share consideration paid to ITC shareholders (US$3.5 billion in Fortis shares) US$2.0 billion of debt to be issued by Fortis through the U.S public bond market Private minority investment from GIC (Government of Singapore Investment Corporation) representing 19.9% interest in ITC (US$1.228 billion) with customary minority governance protections Veto rights such as: Redemptions or repurchase of common stock Capital expenditure or acquisitions of non-core assets Incurrence of debt which would result in credit ratings falling below investment grade Changes to the nature of the business from substantially a FERC regulated transmission enterprise Changes to by-laws which are adverse to the minority investor including an independent board Dividend policy and a de-levering cap of 12% FFO / Net Debt Voluntary winding up or liquidation Fortis to assume approximately US$4.4 billion consolidated ITC indebtedness(1) Post-acquisition Fortis’ capital structure is not expected to change

2016 Q1 Q2 Q3 Q4 Status Acquisition Announcement Sale Process of Minority Interest Definitive agreement for the sale of 19.9% of ITC to GIC completed in April 2016 Fortis and ITC Proxy Circulars & Shareholder Votes / Registration with SEC Approved by FTS shareholders on May 5, 2016 ITC shareholder vote on June 22, 2016 Department of Justice Hart-Scott-Rodino Order Committee on Foreign Investment in the United States Application has been filed Financings ITC revolving credit agreements amended as required in April 2016 Regulatory Applications: Applications and/or Exemption from FERC and State Regulators & Completion of NYSE Listing NYSE application filed in April 2016 FERC application filed in April 2016 All state regulatory filings have been made Closing Illustrative Transaction Timeline 27

Appendix

ITC - Recent Regulatory Developments MISO Base ROE Complaints Additional ROE Incentives Effective January 6, 2015, FERC granted a 50 basis point RTO adder for all MISO Transmission Owners, including METC and ITC Midwest LLC Collection of the RTO adder currently is deferred pending the outcome of the complaints relating to the MISO base ROE Most recent developments in the Midcontinent Independent System Operator, Inc. (“MISO”) Base ROE Complaint: Initial Complaint – The presiding administrative law judge provided an Initial Decision in December 2015 recommending a base ROE of 10.32% with a zone of reasonableness of 7.23% - 11.35%. A final FERC Order is anticipated in late 2016; however, there is no statutory deadline Second Complaint – The ALJ is expected to provide an Initial Decision by June 30, 2016 and a final FERC Order is anticipated in Q2 of 2017; however, there is no statutory deadline Testimony filed by Adrien McKenzie on behalf of MISO Transmission Owners (second complaint) – January 29, 2016 Recommends base ROE of 10.96% (upper half) which is supported by the range of updated two-step DCF estimates as well as the results of alternative ROE benchmarks On March 11, 2016 FERC issued an order requiring ITC Midwest LLC to recalculate its transmission revenue requirements, effective January 1, 2015, to simulate the election of bonus depreciation for eligible facilities in calendar year 2015 No prior year elections with respect to bonus depreciation are affected Bonus Depreciation Election 29

Fortis - Solid Investment Grade Credit Ratings and Ample Liquidity

Investment-Grade Credit Ratings

Company	S&P	DBRS	Moody's
Fortis Inc.	A- (1) / BBB+	A (low) (2)	n/a
Tucson Electric Power	BBB+ (1)	n/a	A3
Central Hudson	A (1)	n/a	A2
FortisBC Energy Inc. (Gas)	n/a	A	A3
FortisAlberta Inc.	A- (1)	A (low)	n/a
FortisBC Inc. (Electric)	n/a	A (low)	Baa1
Newfoundland Power	n/a	A	A2
Maritime Electric	BBB+ (1) / A	n/a	n/a
Caribbean Utilities Co. Ltd.	A- (1)	A (low)	n/a
FortisTCI Inc.	BBB	n/a	n/a

Consolidated Credit Facilities[3]



bn[4]
2.4
1.2
2.3
1.2
Dec 31/15
Mar 31/16
Utilized
Remaining Capacity

Note: Where two ratings available, listed as "issuer rating / issuance rating"
(1) Outlook revised to negative following the announcement of the pending acquisition of ITC Holdings Corp. in February 2016
(2) DBRS placed Fortis Inc. Under Review with Negative Implications following the announcement of the pending acquisition of ITC Holdings Corp. in February 2016
(3) Excludes $300 million option to increase the corporation's committed corporate credit facility
(4) Denominated in Canadian dollars

30

Fortis - Historical U.S. Acquisitions 31 UNS Energy Acquisition Aug. 2014 CH Energy Acquisition June 2013 Maintained UNS headquarters in Tucson, Arizona Maintained CH Energy headquarters in Poughkeepsie, New York Fortis committed to retaining UNS Energy management team to lead and operate the business post-transaction. Fortis committed to retaining CH Energy management team to lead and operate the business post-transaction. Maintain UNS Energy’s community involvement efforts and charitable donations Maintain CH Energy’s community involvement efforts and charitable donations Commitment to continue to perform the companies’ obligations under and in accordance with the terms of the respective collective bargaining agreements. Corporate Offices / HQ Management Community Involvement Labor Contracts Fortis operating utilities operate as stand-alone subsidiaries and retain substantial autonomy within Fortis Maintenance of local headquarters, regional commitments and employee retention Subsidiary boards with commitment to maintain independent representation at the local level Acknowledgement of local political and regulatory support as critical to transaction consummation

Fortis Maturity Profile – Low Debt Maturities 32 Average annual debt maturities over next 5 years ~$200M $M(1) Subsidiary Corporate (1) All figures denominated in Canadian dollars $0 $200 $400 $600 $800 ’16 ’17 ’18 ’19 ’20 ’21 ’22 ’23 ’24 ’25 ’26 ’27 ’28 ’29 ’30 ’31 ’32 ’33 ’34 ’35 ’36 ’37 ’38 ’39 ’40 ’41 ’42 ’43 ’44 ’45  >’46 Subsidiary Corporate